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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-92716) of Borders Group, Inc. of our report dated March 9, 1998 in this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
Bloomfield Hills, Michigan
April 24, 1998